UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2020

Ring Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 West Wall St. 3rd Floor Midland, TX	79701

(Address of principal executive offices) (Zip Code)

(432) 682-7464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On February 22, 2020, the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Ring Energy, Inc. (the “Company”) and senior management of the Company concluded that the unaudited condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019, and September 30, 2019 contained an error, which was non-cash in nature, in the disclosed provision for/benefit from income taxes included in the Company’s unaudited condensed financial statements for such periods. This error resulted in adjustments to (i) the amount of deferred tax asset/liability; and (ii) provision for/benefit from income tax.

The Company expects that the errors in the accounting for the Company’s quarterly income tax provision/benefit will:

•	have no effect on the cash flows of the Company for any period;

•	have no effect on previously reported (loss) earnings before tax for any period;

•	have no effect on the Company’s previously reported EBITDA for any period;

•	have no effect on the Company’s liquidity position; and

•	have no effect on the Company’s future operations.

The Company intends to restate the financial results for the periods listed above periods in its Form 10-K for the year ended December 31, 2019. The tables below present the impacts to the Company’s condensed balance sheets (unaudited):

	Three Months Ended
	March 31, 2019
	As Reported	Correction	As Restated
Deferred Income Taxes	$9,741,903	$(6,820,183)	$2,921,720
Total Assets	925,196,640	(6,820,183)	918,376,457
Accumulated (deficit)	(21,266,450)	(6,820,183)	(28,086,633)
Total Stockholders' Equity	474,523,338	(6,820,183)	467,703,155
Total Liabilities and Stockholders' Equity	925,196,640	(6,820,183)	918,376,457

	Six Months Ended
	June 30, 2019
	As Reported	Correction	As Restated
Deferred Income Taxes	$7,209,160	$(7,209,160)	$-
Total Assets	961,266,874	(7,209,160)	954,057,714
Deferred income taxes	-	643,680	643,680
Total Liabilities	445,203,152	643,680	445,846,832
Accumulated (deficit)	(8,891,196)	(7,852,840)	(16,744,036)
Total Stockholders' Equity	516,063,722	(7,852,840)	508,210,882
Total Liabilities and Stockholders' Equity	961,266,874	(7,852,840)	954,057,714

	Nine Months Ended
	September 30, 2019
	As Reported	Correction	As Restated
Deferred Income Taxes	$5,434,238	$(5,434,238)	$-
Total Assets	962,791,654	(5,434,238)	957,357,416
Deferred income taxes	-	3,448,958	3,448,958
Total Liabilities	436,046,740	3,448,958	439,495,698
Accumulated earnings (deficit)	997,160	(8,883,196)	(7,886,036)
Total Stockholders' Equity	526,744,914	(8,883,196)	517,861,718
Total Liabilities and Stockholders' Equity	962,791,654	(8,883,196)	957,357,416

The tables below present the anticipated impacts to the Company’s condensed statements of operations (unaudited):

	Three Months Ended
	March 31, 2019
	As Reported	Correction	As Restated
Benefit from (Provision for) Income Taxes	$1,955,424	$(6,820,183)	$(4,864,759)
Net Income	11,089,443	(6,820,183)	4,269,260
Basic Income per Share	0.18	(0.11)	0.07
Diluted Income per Share	0.17	(0.10)	0.07

	Six Months Ended
	June 30, 2019
	As Reported	Correction	As Restated
(Provision for) Income Taxes	$(577,319)	$(7,852,840)	$(8,430,159)
Net Income	23,464,697	(7,852,840)	15,611,857
Basic Income per Share	0.36	(0.12)	0.24
Diluted Income per Share	0.36	(0.12)	0.24

	Nine Months Ended
	September 30, 2019
	As Reported	Correction	As Restated
(Provision for) Income Taxes	$(2,352,241)	$(8,883,196)	$(11,235,437)
Net Income	33,353,055	(8,883,196)	24,469,857
Basic Income per Share	0.50	(0.13)	0.37
Diluted Income per Share	0.50	(0.13)	0.37

The tables below present the anticipated impacts to the condensed statements of stockholders’ equity (unaudited):

	Total Stockholders’ Equity
For the Nine Months Ended September 30, 2019	As Reported	Correction	As Restated
Net Income (Retained Earnings and Total Stockholders’ Equity)	$11,089,443	$(6,820,183)	$4,269,260
Balance March 31, 2019	474,523,338	(6,820,183)	467,703,155
Net Income (Retained Earnings and Total Stockholders’ Equity)	$12,375,254	$(1,032,657)	$11,342,597
Balance June 30, 2019	516,063,722	(7,852,840)	508,210,882
Net Income (Retained Earnings and Total Stockholders’ Equity)	$9,888,356	$(1,030,356)	$8,858,000
Balance September 30, 2019	526,744,914	(8,883,196)	517,861,718

The tables below present the anticipated impacts to the condensed statements of cash flows (unaudited):

	Three Months Ended
	March 31, 2019
	As Reported	Correction	As Restated
Net Income	$11,089,443	$(6,820,183)	$4,269,260
Excess tax deficiency related to share-based compensation	(3,873,568)	6,820,183	2,946,615

	Six Months Ended
	June 30, 2019
	As Reported	Correction	As Restated
Net Income	$23,464,697	$(7,852,840)	$15,611,857
Excess tax deficiency related to share-based compensation	(4,471,900)	7,852,840	3,380,940

	Nine Months Ended
	September 30, 2019
	As Reported	Correction	As Restated
Net Income	$33,353,053	$(8,883,196)	$24,469,857
Excess tax deficiency related to share-based compensation	(5,145,871)	8,883,196	3,737,325

The Company is assessing potential remedial actions relating to the Company’s accounting controls and staffing, as well as additional procedures and process improvements, and plans to implement such remedial actions as soon as practicable.

The chairman of the Audit Committee of the Board has discussed the foregoing matters with the Company’s independent registered public accounting firm, Eide Bailly LLP, and with the remaining members of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: February 27, 2020	By:	/s/ William R. Broaddrick
William R. Broaddrick
Chief Financial Officer